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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): OCTOBER 8, 2004

                                -----------------

                       PEGASUS COMMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       0-32383                  23-3070336
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

 C/O PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
              225 CITY LINE AVENUE
           BALA CYNWYD, PENNSYLVANIA                                 19004
    (Address of Principal Executive Offices)                       (Zip Code)


  Registrant's Telephone Number, Including Area Code:          (800) 376-0022


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         See Item 4.02 of this report.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         We previously reported that we had received a notice from the staff of The Nasdaq Stock Market, Inc. concerning the possible delisting of our Class A common stock. On October 12, 2004, we issued a press release stating that we had appeared before a Nasdaq Listing Qualifications Panel. A copy of the press release is attached as Exhibit 99 and incorporated by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         On October 12, 2004, we issued a press release providing an update on our review of whether some or all of the investment underlying our limited partner interest in Pegasus PCS Partners, L.P. ("PCS Partners"), which is currently classified as a noncurrent asset, should instead be accounted for as a reduction in stockholders' equity in our consolidated balance sheet. On October 8, 2004, we concluded that all of our limited partner interest in PCS Partners should be accounted for as a reduction in stockholders' equity as of June 30, 2004, March 31, 2004 and December 31, 2003. As of June 30, 2004, March 31, 2004
and December 31, 2003, $19.2 million, $21.8 million and $16.4 million, respectively, was included in noncurrent assets in our consolidated balance sheets with respect to this investment. As a result of our conclusion, the previously issued financial statements contained in our 2003 Form 10-K and first and second quarter 2004 Form 10-Qs should not be relied upon because of errors in those financial statements related to this accounting matter.

         We expect that the nonoperating loss of $2.6 million recorded in the quarter ended June 30, 2004 relating to the impairment of our limited partner interest will be reversed in our consolidated statements of operations for the three and six months ended June 30, 2004.

         We are in the process of evaluating whether any portion of the investment should be reflected as a charge to earnings and continue to review the accounting for our limited partner interest for interim and annual periods prior to and including December 31, 2003.

         Because we have not yet concluded our overall assessment of this accounting matter, our independent accountants have not completed their review in accordance with Statement on Auditing Standards No. 100, "Interim Financial Information," in connection with our June 30, 2004 Form 10-Q report.

         The Company intends to effect the restatement of the financial statements for the matter described in the first paragraph above, as well as for additional adjustments, if any, related to the other matters described above that may require restatement, through amendments to its Form 10-K for the year ended December 31, 2003, its quarterly reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004, and if necessary to interim and annual reports for periods prior to and including December 31, 2003. Upon finalization of the assessment described above, we will file amended financial statements. The above restatement matters are in addition to the tax related restatement matter previously disclosed in the Company's Form 10-Q filed for the quarter ended June 30, 2004.
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         We and the Pegasus Communications Corporation Audit Committee have provided to and discussed with our independent accountants the matters disclosed in this filing.

         A copy of the October 12, 2004 press release referenced above is attached as Exhibit 99.1 to this Form 8-K.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

Exhibit
Number              Description of Exhibit
------              ----------------------

99.1              Press release issued by the registrant on October 12, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PEGASUS COMMUNICATIONS CORPORATION


                                     By      /s/ Scott A. Blank
                                        ------------------------------------
                                                Scott A. Blank,
                                              Senior Vice President


Date:  October 15, 2004

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                                  EXHIBIT INDEX


Exhibit
Number              Description of Exhibit
------              ----------------------

99.1              Press release issued by the registrant on October 12, 2004.